                                                                   EXHIBIT 10.14


                      THIRD AMENDMENT TO CREDIT AGREEMENT


        This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 25, 1994, is by and among CARLISLE PLASTICS, INC., a Delaware corporation, as Borrower, POLY-TECH, INC., a Minnesota corporation, A&E PRODUCTS (FAR EAST) LTD., a Hong Kong corporation, PLASTICOS BAJACAL S.A- DE C.V., a Mexican corporation, RHINO-X INDUSTRIES, INC., a Delaware corporation, A&E KOREA, LTD., a Delaware corporation, AMERICAN WESTERN CORPORATION, a Delaware corporation, and AWC TRANSPORTATION CORPORATION, a South Dakota corporation, collectively as the Co-Obligors, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and as Lender.

                                    RECITALS

        A. The parties hereto are parties to that certain Credit Agreement, dated as of March 9, 1994, as amended by that certain First Amendment to Credit Agreement and Security Agreement, dated as of April 14, 1994 and that Second Amendment to Credit Agreement dated as of April 15, 1994 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit to Borrower;

        B. Borrower and Co-Obligors desire, and Agent is willing, to further amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment; and

        C. Each capitalized term used in this Amendment and not otherwise defined in this Amendment shall have the meaning ascribed thereto in SCHEDULE A to the Credit Agreement; this Amendment shall constitute a Loan Document; these Recitals shall be construed as part of this Amendment.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1.   Amendment of the Credit Agreement.
             ----------------------------------

        1.1 SECTION 1.1(A) of the Credit Agreement is hereby amended by deleting the figure "$55,000,000" on the eighth line thereof and by substituting therefor the figure "$25,000,000" and by deleting the second sentence thereof in its entirety.

        1.2 SECTION 6.3 of the Credit Agreement is hereby amended by deleting the word "and" prior to the clause (xii) thereof and by adding immediately after clause (xii) thereof the following new clause (xiii):

        and (xiii) any Indebtedness incurred to raise the Additional Capital.

        1.3 SECTION 8.1 of the Credit Agreement is hereby amended by adding immediately after clause (o) thereof the following new clause (p):

                      (p)  Borrower shall fail to raise the
          Additional Capital by February 22, 1995, and, at any time after such failure, Borrower shall fail to maintain a weekly average of unused Borrowing Availability and Excess Availability (as defined in the Receivables Securitization Facility) in the aggregate of not less than Ten Million Dollars ($10,000,000), measured on a weekly basis for the prior week.

        1.4 The Credit Agreement is hereby amended by amending SCHEDULE A as follows:

           (a) SCHEDULE A is hereby amended by deleting the figure "$20,000,000" on the fifth line of clause (b) of the definition of "Borrowing Base" and by substituting therefor the figure "$25,000,000."

           (b) SCHEDULE A is hereby amended by deleting the figure "$55,000,000" on the second line of the definition of "Maximum Revolving Credit Loan" and by substituting therefor the figure "$25,000,000."

           (c) SCHEDULE A is hereby amended by deleting the figure Thirty-Five Million Dollars ($35,000,000)" on the fifth line of the definition of "Receivables Securitization Facility" and by substituting therefor the figure "Forty-Five Million Dollars ($45,000,000)."

           (d) SCHEDULE A is hereby amended by inserting therein in proper alphabetical order the following new definition:

               "ADDITIONAL  CAPITAL"  shall  mean
               additional debt or equity capital of Borrower in an amount at least Seven Million Dollars ($7,000,000) in excess of Borrower's total capital as of October 25, 1994, the terms and conditions of which must be satisfactory to Agent in its sole discretion.

        1.5   The  Credit Agreement is hereby amended  by  amending SCHEDULE
6.11 as follows:

          (a) SCHEDULE 6.11 is hereby amended by deleting in its entirety clause (a) thereof and by substituting therefor the following:

                     (a)  MAXIMUM CAPITAL EXPENDITURES.  Borrower
          and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                            Aggregate Maximum
               Period Covered            Capital Expenditures
               ----------------------------------------------
               January 1, 1994 through       $19,400,000
               December 31, 1994

               January 1, 1995 through        11,000,000
               December 31, 1995

               January 1, 1996 through        12,000,000
               December 31, 1996

               January 1, 1997 through        12,000,000
               December 31, 1997

          (b) SCHEDULE 6.11 is hereby amended by deleting in its entirety clause (e) thereof and by substituting therefor the following:

                     (e)   Maximum  Funded Debt to Equity  Ratio.
          Lessee and its subsidiaries on a Consolidated basis shall have and shall maintain at all times during the periods set forth below a ratio of (i) Funded Debt to
          (ii) Equity of not more than the ratios set forth opposite each of such periods:

                     Closing Date through December 31, 1995 3.1 to 1.0 January 1, 1996 through March 9, 1997 3.0 to 1.0

      2. CONSENT. Notwithstanding any provisions in the Credit Agreement to the contrary, including Sections 5.7 and 6.22 thereof, Agent hereby consents to the amendments to (i) the Receivables Securitization Facility contemplated by that certain Amendment thereto attached hereto as Exhibit A (the "Receivables Securitization Facility Amendment") and (ii) the Sale Leaseback Facility contemplated by that certain Amendment thereto attached hereto as Exhibit B.

      3. FEES. Borrower shall pay to GE Capital, individually, a waiver fee in the aggregate amount of $75,000 and a closing fee in the aggregate amount of $75,000 for this Amendment and the Receivables Securitization Facility Amendment.

      4.   CONDITIONS TO EFFECTIVENESS.  This Amendment shall not
become  effective, and Agent and Lenders shall have no obligation
hereunder,  until  the  following  conditions  shall  have   been
satisfied in full, in Agent's sole discretion:

          (a) Agent shall have received original counterparts of this Amendment, duly executed by each party hereto;

           (b)  Agent shall have received duly executed originals
     of  the  opinion of Lindquist & Vennum, counsel for Borrower and its Subsidiaries, in form and substance satisfactory to Agent and its counsel, dated as of the date of this
     Amendment, and accompanied by a letter addressed to such counsel from Borrower and its Subsidiaries, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in such opinion an express
     statement   to  the  effect  that  Agent  and  Lenders   are
     authorized to rely on such opinion;

            (c)   Agent  shall  have  received  such  agreements,
     schedules,  exhibits,  certificates,  documents   or   other
     instruments as Agent may request;

            (d)    Borrower  shall  have  paid  to  GE   Capital,
     individually, the waiver fee and closing fee referred to  in
     SECTION 3 of this Amendment; and

           (e) on and as of the date hereof, the representations and warranties of Borrower made pursuant to SECTION 5 hereof shall be true, accurate and complete in all respects.

      5. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Agent and Lender to enter into this Amendment, Borrower hereby makes the following representations and warranties, each of which shall survive the execution and delivery of this
Amendment:

           (a) as of the date hereof, no Default or Event of Default has occurred and is continuing and, after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing;

           (b) as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrower and each of the Co-Obligors contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date; and

            (c) the execution, delivery and performance by Borrower and each of the Co-Obligors of this Amendment and each of the agreements, schedules, exhibits, certificates, documents and other instruments attached hereto, described herein or contemplated hereby to which such Person is a party are within its corporate power and have been duly authorized by all necessary corporate action on the part of such Person (including, without limitation, resolutions of the board of directors and, as applicable, the stockholders, of such Person), and this Amendment and such agreements, schedules, exhibits, certificates, documents and instruments are the legal, valid and binding obligation of each such Person enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

     6.   Reference to and Effect on the Credit Agreement.
          ------------------------------------------------

      6.1 Except as specifically amended above, the Credit Agreement and each of the Schedules thereto shall remain in full force and effect and the Credit Agreement (including SCHEDULE 6.11, Financial Covenants and SCHEDULE A, Definitions), as amended by this Amendment, is hereby ratified and confirmed in all respects.

      6.2 Except to the extent the Credit Agreement has been amended by the terms hereof or as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

      6.3 Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Credit Agreement," shall, in each case, mean and be a reference to the Credit Agreement (including SCHEDULE 6.11, Financial Covenants and SCHEDULE A Definitions), as amended hereby.

      7.   Miscellaneous.
           --------------

      7.1 FEES AND EXPENSES. Borrower agrees to pay on demand all fees, costs and expenses incurred by or otherwise due to Agent in connection with the preparation, execution and delivery of this Amendment, together with all fees, costs and expenses incurred by or otherwise due to Agent prior to the date hereof which are payable by Borrower pursuant to the Credit Agreement.

      7.2   HEADINGS.   Section headings in  this  Amendment  are
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      7.3 COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

      7.4 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES) APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
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      IN WITNESS WHEREOF, each party hereto has caused this Third
Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                           GENERAL  ELECTRIC CAPITAL CORPORATION,
                           as Agent and Lender


                           By:     /S/ THOMAS E. JOHNSTONE
                                   --------------------------------------
                           Title:  Vice President - Commercial Finance
                                   --------------------------------------

                           CARLISLE PLASTICS, INC.


                           By:     /S/ PATRICK J. O'LEARY
                                   --------------------------------------
                           Title:  Chief Financial Officer
                                   --------------------------------------

                           POLY-TECH, INC.

                           By:     /S/ PATRICK J. O'LEARY
                                   --------------------------------------
                           Title:  Chief Financial Officer
                                   --------------------------------------

                           A&E PRODUCTS (FAR EAST) LTD.


                           By:     /S/ CLIFFORD A. DEUPREE
                                   --------------------------------------
                           Title:  Director
                                   --------------------------------------


                           PLASTICOS BAJACAL S.A. DE C.V.


                           By:     /S/ CLIFFORD A. DEUPREE
                                   --------------------------------------
                           Title:   Sole Administrator
                                   --------------------------------------

                           RHINO-X INDUSTRIES, INC.

                           By:     /S/ PATRICK J. O'LEARY
                                   --------------------------------------
                           Title:  Chief Financial Officer
                                   --------------------------------------

                           A&E - KOREA, LTD.


                           By:     /S/ PATRICK J. O'LEARY
                                   --------------------------------------
                           Title:  Chief Financial Officer
                                   --------------------------------------

                           AMERICAN WESTERN CORPORATION


                           By:     /S/ PATRICK J. O'LEARY
                                   --------------------------------------
                           Title:  Chief Financial Officer
                                   --------------------------------------

                           AWC TRANSPORTATION CORPORATION


                           By:     /S/ PATRICK J. O'LEARY
                                   --------------------------------------
                           Title:  Chief Financial Officer
                                   --------------------------------------